Exhibit 10.41

NINTH OMNIBUS AMENDMENT TO
LOAN DOCUMENTS

by and among

FIRST STATES INVESTORS 5000A, LLC
AMERICAN FINANCIAL REALTY TRUST
FIRST STATES GROUP, L.P., and
FIRST STATES MANAGEMENT CORP., L.P., each
having an address at
610 Old York Road, Suite 300
Jenkintown, Pennsylvania 19046

LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR GMAC
COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C3
having an address at
135 LaSalle Street, Chicago, IL 60603

and
PNC BANK, NATIONAL ASSOCIATION
having an address at
Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222

This NINTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of March 30, 2007 (this “Agreement”), is by and among FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (together with its successors and assigns, “Borrower”), AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust (together with its successors and assigns, “AFR”), FIRST STATES GROUP, L.P., a Delaware limited partnership (together with its successors and assigns, “FSG”); AFR and FSG are each referred to herein as a Guarantor and collectively as the “Guarantors”), FIRST STATES MANAGEMENT CORP., L.P., a Delaware limited partnership (together with its successors and assigns, “Manager”), each having a principal place of business and chief executive office c/o First States Group, L.P., 610 Old York Road, Suite 300, Jenkintown, PA 19406, PNC BANK, NATIONAL ASSOCIATION, having an address at Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222 (together with its successors and assigns, “Cash Management Bank”) and LaSalle Bank National Association, as trustee under the Pooling and Servicing Agreement dated December 1, 2003, for GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates Series 2003-C3 in its capacity as the Al Noteholder (as defined in the Intercreditor Agreements, defined below) for the benefit of the holders of the Notes in accordance with the terms of the Intercreditor Agreements, having an office at 135 LaSalle Street, Chicago, IL 60603 (together with all successors and assigns, as “Lender”).
W I T N E S S E T H
A.German American Capital Corporation, a Maryland corporation (“ORIGINAL LENDER”) made a loan to Borrower in the original principal amount of $400,000,000.00 (the “ORIGINAL LOAN”) pursuant to the terms and conditions of that certain Loan and Security Agreement, dated as of June 30, 2003 between Borrower and Original Lender (the “FIRST ORIGINAL LOAN AGREEMENT”).
B.The Original Loan was evidenced by that certain Note, dated as of June 30, 2003 (the “FIRST ORIGINAL NOTE”).
C.On October 1, 2003, the Original Lender increased the amount of the First Original Note to $440,000,000.00 (the Original Loan, as increased, is hereinafter referred to as the “LOAN”), pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement by and between Borrower and Original Lender (the First Original Loan Agreement, as amended, is hereinafter referred to as the “ORIGINAL LOAN AGREEMENT”). The First Original Note was amended by that certain Consolidated Amended and Restated Note, dated as of October 1, 2003 (the First Original Note, as amended, is hereinafter referred to as the “2003 NOTE”) made by Borrower in favor of Original Lender.
D.Pursuant to Section 5.1.11 of the Original Loan Agreement, Borrower and Original Lender severed the 2003 Note into seven (7) substitute promissory notes in an aggregate principal amount equal to the amount of the Loan.
E.The Loan is evidenced by (1) that certain Promissory Note Al dated as of December 1, 2003, from Borrower to Original Lender in the original principal amount of $100,000,000 (“ORIGINAL NOTE A1”); (2) that certain Promissory Note A2 dated as of December 1, 2003 from Borrower to Original Lender in the original principal amount of

$75,000,000.00 (“ORIGINAL NOTE A2”); (3) that certain Promissory Note A3 dated as of December 1, 2003 from Borrower to Original Lender in the original principal amount of $85,000,000.00 (“ORIGINAL NOTE A3”); (4) that certain Amended and Restated Promissory Note A4 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $40,000,000.00 (“ORIGINAL NOTE A4”); (5) that certain Promissory Note A5 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $20,000,000.00 (“ORIGINAL NOTE A5”); (6) that certain Promissory Note A6 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $20,000,000.00 (“ORIGINAL NOTE A6”); and (7) that certain Promissory Note B dated as of December 1,2003 from Borrower to Original Lender in the original principal amount of $100,000,000.00 (“ORIGINAL NOTE B”) (Original Note A1, Original Note A2, Original Note A3, Original Note A4, Original Note A5, Original Note A6 and Original Note B are collectively hereinafter referred to as the “ORIGINAL NOTES”). The Loan was further evidenced or secured by various other documents executed by Borrower and others in favor of Original Lender (“ORIGINAL LOAN DOCUMENTS”). The Original Loan Agreement and the Original Loan Documents were amended by: (i) that certain Omnibus Amendment to Loan Agreement dated as of October 1, 2003 by and among Borrower, American Financial Realty Trust (“AMERICAN”), First States Group, L.P.(“FIRST STATES GROUP”), First States Management Corp., LLC (“FIRST STATES MANAGEMENT”) and Original Lender; (ii) that certain Second Omnibus Amendment to Loan Documents, dated as of December 1, 2003 by and among Borrower, American, First States Group, First States Management, PNC Bank, National Association (“PNC”) and Original Lender; (iii) that certain Third Omnibus Amendment to Loan Documents, dated as of March 31, 2004 by and among Borrower, American, First States Group, First States Management, PNC and Original Lender; (iv) that certain Fourth Omnibus Amendment to Loan Documents, dated June 30,2006 by and among Borrower, American, First States Group, First States Management, PNC and Lender; (v) that certain Fifth Omnibus Amendment to Loan Documents, dated July 31, 2006, by and among Borrower, American, First States Group, First States Management, PNC and Lender; (vi) that certain Sixth Omnibus Amendment to Loan Documents, dated September 29, 2006, by and among Borrower, American, First States Group, First States Management, PNC and Lender; (vii) that certain Seventh Omnibus Amendment to Loan Documents, dated December 19, 2006, by and among Borrower, American, First States Group, First States Management, PNC and Lender; (viii) that certain Eighth Omnibus Amendment to Loan Documents, dated February 8, 2007, by and among Borrower, American, First States Group, First States Management, PNC and Lender; and (ix) that certain Ninth Omnibus Amendment to Loan Documents, of even date herewith, by and among Borrower, American, First States Group, First States Management, PNC and Lender (the Original Loan Agreement, as amended, is hereinafter referred to as the “LOAN AGREEMENT”).
F.The Loan and Original Notes were secured by that certain Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of June 30, 2003, executed by Borrower for the benefit of Original Lender, as amended by that certain First Amendment to Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of October 1, 2003, executed by Borrower for the benefit of Original Lender (as amended, the “MORTGAGE”) granting to Original Lender, among other things, a lien on certain real property commonly known as 222 S.

Jefferson, Mexico, MO, more particularly described in said Mortgage (the “SIXTH PARTIAL DEFEASANCE REAL PROPERTY”) (all of the real property described in the Mortgage is hereinafter referred to as the “REAL PROPERTY”).
G.Original Lender assigned all of its right, title and interest in Note Al and Note B and the documents evidencing and securing Note Al and Note B to Lender.
H.Original Lender assigned all of its right, title and interest in Note A2 and the documents evidencing and securing Note A2 to Wells Fargo Bank, N.A. as Trustee for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the “NOTE A2 LENDER”).
I.Original Lender assigned all of its right, title and interest in Note A3 and the documents evidencing and securing Note A3 to Wells Fargo Bank, N.A. as Trustee for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB2 (the “NOTE A3 LENDER”).
J.Original Lender assigned all of its right, title and interest in Note A4 and the documents evidencing and securing Note A4 to Wells Fargo Bank, N.A. as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C1 (the “NOTE A4 LENDER”).
K.Original Lender assigned all of its right, title and interest in Note A5 and the documents evidencing and securing Note A5 to LaSalle Bank National Association as Trustee for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the “NOTE A5 LENDER”).
L.Original Lender assigned all of its right, title and interest in Note A6 and the documents evidencing and securing Note A6 to Wells Fargo Bank, N.A., as Trustee for Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates Series COMM 2004-LNB3 (the “NOTE A6 LENDER”).
M.Lender acts as Trustee pursuant to the terms of the Pooling and Servicing Agreement and, in its capacity as the Al Noteholder, is authorized to administer the Loan in accordance with the terms of the Pooling and Servicing Agreement and the Intercreditor Agreements. Servicer acts as the Master Servicer and Serviced Companion Loan Paying Agent pursuant to the Pooling and Servicing Agreement. For purposes hereof, the term “INTERCREDITOR AGREEMENTS” shall mean: (i) that certain A Notes Intercreditor Agreement, dated as of December 18, 2003 by and among German American Capital Corporation, as A-1 Noteholder, German American Capital Corporation, as A-2 Noteholder, German American Capital Corporation, as A-3 Noteholder and German American Capital Corporation, as A-4 Noteholder, as supplemented by that certain Supplement dated as of March 31, 2004 by and among LaSalle Bank National Association, as Al Noteholder and Wells Fargo Bank, N.A., as A2 Noteholder and A3 Noteholder and acknowledged by German American Capital Corporation, individually in its capacity as initial holder of the A4 Note, A5 Note and A6 Note, and (ii) the Agreement among Noteholders dated as of December 18, 2003 by and between German American Capital

Corporation, as Initial Note A Holder, and German American Capital Corporation, as Initial Note B Holder, as amended by that certain First Amendment to Agreement among Noteholders dated as of March 31, 2004 by and among LaSalle Bank National Association, as Note A-I Holder and Note B Holder, Wells Fargo Bank, N.A., as Note A-2 Holder and Note A-3 Holder, and German American Capital Corporation, individually in its capacity as initial holder of Note A-4, Note A-5 and Note A-6.
N.On June 30, 2006, Borrower caused the Lender to release its lien on certain real property commonly known as 204 East Rush, Harrison, Arkansas, 1900 Tyler Street, Hollywood, Florida, 820 A Street, Tacoma, Washington and 401 Front St., Coeur D'Alene, Idaho, more particularly described in the Mortgage (the “FIRST PARTIAL DEFEASANCE REAL PROPERTY”) in connection with a partial defeasance of the Loan (the “FIRST PARTIAL DEFEASANCE”). In connection with that First Partial Defeasance, the Original Notes were amended as follows: (i) the Original Note Al was amended by that certain First Defeasance Amendment to Note Al dated June 30, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Note Al (as amended, “FIRST AMENDED NOTE A1”); (ii) the Original Note A2 was amended by that certain First Defeasance Amendment to Note A2 dated June 30, 2006 by and between Borrower and the Note A2 Lender, which evidences the undefeased portion of the Note A2 (as amended, “FIRST AMENDED NOTE A2”); (iii) the Original Note A3 was amended by that certain First Defeasance Amendment to Note A3 dated June 30, 2006 by and between Borrower and the Note A3 Lender, which evidences the undefeased portion of the Note A3 (as amended, “FIRST AMENDED NOTE A3”); (iv) the Original Note A4 was amended by that certain First Defeasance Amendment to Note A4 dated June 30, 2006 by and between Borrower and the Note A4 Lender, which evidences the undefeased portion of the Note A4 (as amended, “FIRST AMENDED NOTE A4”); (v) the Original Note A5 was amended by that certain First Defeasance Amendment to Note A5 dated June 30, 2006 by and between Borrower and the Note A5 Lender, which evidences the undefeased portion of the Note A5 (as amended, “FIRST AMENDED NOTE A5”); (vi) the Original Note A6 was amended by that certain First Defeasance Amendment to Note A6 dated June 30, 2006 by and between Borrower and the Note A6 Lender, which evidences the undefeased portion of the Note A6 (as amended, “FIRST AMENDED NOTE A6”); and (vii) the Original Note B was amended by that certain First Defeasance Amendment to Note B dated June 30, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Note B (as amended, “FIRST AMENDED NOTE B”) (First Amended Note A1, First Amended Note A2, First Amended Note A3, First Amended Note A4, First Amended Note A5, First Amended Note A6 and First Amended Note B are hereinafter referred to together as the “FIRST AMENDED NOTES”) (the Original Loan Documents, as amended, collectively, with the First Amended Notes, are hereinafter referred to as the “FIRST AMENDED LOAN DOCUMENTS”). Also in connection with the First Partial Defeasance, Borrower executed certain First Defeased Notes, as follows: (i) that certain First Defeased Note Al dated June 30, 2006 from Borrower in the original amount of $1,709,105.27 (“FIRST DEFEASED NOTE A1”); (ii) that certain First Defeased Note A2 dated June 30, 2006 from Borrower in the original amount of $1,281,828.96 (“FIRST DEFEASED NOTE A2”); (iii) that certain First Defeased Note A3 dated June 30, 2006 from Borrower in the original amount of $1,452,739.48 (“FIRST DEFEASED NOTE A3”); (iv) that certain First Defeased Note A4 of even dated June 30, 2006 from Borrower in the original amount of $683,642.11 (“FIRST DEFEASED NOTE A4”); (v) that certain First Defeased Note A5 dated June 30, 2006 from Borrower in the original amount of $341,821.06 (“FIRST DEFEASED NOTE A5”); (vi) that certain First Defeased Note A6 of even date dated June 30, 2006 from Borrower in the original amount of $341,821.06 (“FIRST DEFEASED NOTE A6”); and (vii) that certain First Defeased Note B dated June 30, 2006 from Borrower in the original amount of $1,709,324.79 (“FIRST DEFEASED NOTE B”) (First Defeased Note A1, First Defeased Note A2, First Defeased Note A3, First Defeased Note A4, First Defeased Note A5, First Defeased Note A6 and First Defeased Note B are collectively referred to as the “FIRST DEFEASED NOTES”), which First Defeased Notes are secured by various defeasance documents, including that certain Defeasance Pledge and Security Agreement dated June 30, 2006.
O.On July 31, 2006, Borrower caused the Lender to release its lien on certain real property commonly known as 700 8th Avenue, Palmetto, FL, 707 Mendham Boulevard, Orlando, FL, 2501 S. Congress, South Austin, TX, 4401 Central Avenue, Albequerque, NM and 2001 William Street, Cape Giradeau, MO, more particularly described in the Mortgage (the “SECOND PARTIAL DEFEASANCE REAL PROPERTY”) in connection with a second partial defeasance of the Loan (the “SECOND PARTIAL DEFEASANCE”). In connection with that Second Partial Defeasance, the First Amended Notes were amended as follows: (i) the First Amended Note Al was amended by that certain Second Defeasance Amendment to Note Al dated July 31,2006 by and between Borrower and Lender, which evidences the undefeased portion of the Note Al (as amended, “SECOND AMENDED NOTE A1”); (ii) the First Amended Note A2 was amended by that certain Second Defeasance Amendment to Note A2 dated July 31,2006 by and between Borrower and the Note A2 Lender, which evidences the undefeased portion of the Note A2 (as amended, “SECOND AMENDED NOTE A2”); (iii) the First Amended Note A3 was amended by that certain Second Defeasance Amendment to Note A3 dated July 31, 2006 by and between Borrower and the Note A3 Lender, which evidences the undefeased portion of the Note A3 (as amended, “SECOND AMENDED NOTE A3”); (iv) the First Amended Note A4 was amended by that certain Second Defeasance Amendment to Note A4 dated July 31, 2006 by and between Borrower and the Note A4 Lender, which evidences the undefeased portion of the Note A4 (as amended, “SECOND AMENDED NOTE A4”); (v) the First Amended Note A5 was amended by that certain Second Defeasance Amendment to Note A5 dated July 31, 2006 by and between Borrower and the Note A5 Lender, which evidences the undefeased portion of the Note A5 (as amended, “SECOND AMENDED NOTE A5”); (vi) the First Amended Note A6 was amended by that certain Second Defeasance Amendment to Note A6 dated July 31, 2006 by and between Borrower and the Note A6 Lender, which evidences the undefeased portion of the Note A6 (as amended, “SECOND AMENDED NOTE A6”); and (vii) the First Amended Note B was amended by that certain Second Defeasance Amendment to Note B dated July 31, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Note B (as amended, “SECOND AMENDED NOTE B”) (Second Amended Note A1, Second Amended Note A2, Second Amended Note A3, Second Amended Note A4, Second Amended Note A5, Second Amended Note A6 and Second Amended Note B are hereinafter referred to collectively, as the “SECOND AMENDED NOTES”) (the First Amended Loan Documents, as amended, collectively, with the Second Amended Notes are hereinafter referred to as the “SECOND AMENDED LOAN DOCUMENTS”). Also in connection with the Second Partial Defeasance, Borrower executed certain Second Defeased Notes in favor of the respective holders thereof, as follows: (i) that certain Second Defeased Note Al dated July 31, 2006 from Borrower in the original amount of $1,796,231.71 (“SECOND DEFEASED NOTE A1”); (ii) that certain Second Defeased Note A2 dated July 31, 2006 from Borrower in the original amount of $1,347,173.78 (“SECOND DEFEASED NOTE A2”); (iii) that certain Second Defeased Note A3 dated July 31, 2006 from Borrower in the original amount of $1,526,796.96 (“SECOND DEFEASED NOTE A3”); (iv) that certain Second Defeased Note A4 dated July 31,2006 from Borrower in the original amount of

$718,492.68 (“SECOND DEFEASED NOTE A4”); (v) that certain Second Defeased Note A5 dated July 31,2006 from Borrower in the original amount of $359,246.34 (“SECOND DEFEASED NOTE A5”); (vi) that certain Second Defeased Note A6 dated July 31, 2006 from Borrower in the original amount of $359,246.34 (“SECOND DEFEASED NOTE A6”); and (vii) that certain Second Defeased Note B dated July 31, 2006 from Borrower in the original amount of $1,796,482.36 (“SECOND DEFEASED NOTE B”) (Second Defeased Note A1, Second Defeased Note A2, Second Defeased Note A3, Second Defeased Note A4, Second Defeased Note A5, Second Defeased Note A6 and Second Defeased Note B are collectively referred to as the “SECOND DEFEASED NOTES”), which Second Defeased Notes are secured by various defeasance documents, including that certain Second Defeasance Pledge and Security Agreement dated July 31,2006.
P.On September 29, 2006, Borrower caused the Lender to release its lien on certain real property commonly known as 300 Ellinwood Way, Pleasant Hill, California, 400 Ellinwood Way, Pleasant Hill, California, 500 Ellinwood Way, Pleasant Hill, California and 7680 Girard Avenue, LaJolla, California, more particularly described in the Mortgage (the “THIRD PARTIAL DEFEASANCE REAL PROPERTY”) in connection with a third partial defeasance of the Loan (the “THIRD PARTIAL DEFEASANCE”). In connection with that Third Partial Defeasance, the Second Amended Notes were amended as follows: (i) the Second Amended Note Al was amended by that certain Third Defeasance Amendment to Note Al dated September 29, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Second Amended Note Al (as amended, “THIRD AMENDED NOTE A1”); (ii) the Second Amended Note A2 was amended by that certain Third Defeasance Amendment to Note A2 dated September 29, 2006 by and between Borrower and the Note A2 Lender, which evidences the undefeased portion of the Second Amended Note A2 (as amended, “THIRD AMENDED NOTE A2”); (iii) the Second Amended Note A3 was amended by that certain Third Defeasance Amendment to Note A3 dated September 29,2006 by and between Borrower and the Note A3 Lender, which evidences the undefeased portion of the Second Amended Note A3 (as amended, “THIRD AMENDED NOTE A3”); (iv) the Second Amended Note A4 was amended by that certain Third Defeasance Amendment to Note A4 dated September 29,2006 by and between Borrower and the Note A4 Lender, which evidences the undefeased portion of the Second Amended Note A4 (as amended, “THIRD AMENDED NOTE A4”); (v) the Second Amended Note A5 was amended by that certain Third Defeasance Amendment to Note A5 dated September 29, 2006 by and between Borrower and the Note A5 Lender, which evidences the undefeased portion of the Second Amended Note A5 (as amended, “THIRD AMENDED NOTE A5”); (vi) the Second Amended Note A6 was amended by that certain Third Defeasance Amendment to Note A6 dated September 29, 2006 by and between Borrower and the Note A6 Lender, which evidences the undefeased portion of the Second Amended Note A6 (as amended, “THIRD AMENDED NOTE A6”); and (vii) the Second Amended Note B was amended by that certain Third Defeasance Amendment to Note B dated September 29, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Second Amended Note B (as amended, “THIRD AMENDED NOTE B”) (Third Amended Note A1, Third Amended Note A2, Third Amended Note A3, Third Amended Note A4, Third Amended Note A5, Third Amended Note A6 and Third Amended Note B are hereinafter referred to collectively, as the “THIRD AMENDED NOTES”) (the Second Amended Loan Documents, as amended, collectively, with the Third Amended Notes are hereinafter referred to as the “THIRD AMENDED LOAN DOCUMENTS”). Also in connection with the Third Partial Defeasance, Borrower executed certain Third Defeased Notes in favor of the respective holders thereof, as follows: (i) that certain Third Defeased Note

Al dated September 29, 2006 from Borrower in the original amount of $3,322,095.93 (“THIRD DEFEASED NOTE A1”); (ii) that certain Third Defeased Note A2 dated September 29,2006 from Borrower in the original amount of $2,491,571.94 (“THIRD DEFEASED NOTE A2”); (iii) that certain Third Defeased Note A3 dated September 29, 2006 from Borrower in the original amount of $2,823,781.54 (“THIRD DEFEASED NOTE A3”); (iv) that certain Third Defeased Note A4 dated September 29, 2006 from Borrower in the original amount of $1,328,838.37 (“THIRD DEFEASED NOTE A4”); (v) that certain Third Defeased Note A5 dated September 29, 2006 from Borrower in the original amount of $664,419.18 (“THIRD DEFEASED NOTE A5”); (vi) that certain Third Defeased Note A6 dated September 29, 2006 from Borrower in the original amount of $664,419.18 (“THIRD DEFEASED NOTE A6”); and (vii) that certain Third Defeased Note B dated September 29, 2006 from Borrower in the original amount of $3,322,596.81 (“THIRD DEFEASED NOTE B”) (Third Defeased Note A1, Third Defeased Note A2, Third Defeased Note A3, Third Defeased Note A4, Third Defeased Note A5, Third Defeased Note A6 and Third Defeased Note B are collectively referred to as the “THIRD DEFEASED NOTES”), which Third Defeased Notes are secured by various defeasance documents, including that certain Third Defeasance Pledge and Security Agreement dated September 29, 2006.
Q.On December 19, 2006, Borrower caused the Lender to release its lien on certain real property commonly known as 101 N. 2nd Street, Yakima, WA, more particularly described in the Mortgage (the “FOURTH PARTIAL DEFEASANCE REAL PROPERTY”) in connection with a fourth partial defeasance of the Loan (the “FOURTH PARTIAL DEFEASANCE”). In connection with that Fourth Partial Defeasance, the Third Amended Notes were amended as follows: (i) the Third Amended Note Al was amended by that certain Fourth Defeasance Amendment to Note Al dated December 19, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Third Amended Note Al (as amended, “FOURTH AMENDED NOTE Al”); (ii) the Third Amended Note A2 was amended by that certain Fourth Defeasance Amendment to Note A2 dated December 19, 2006 by and between Borrower and the Note A2 Lender, which evidences the undefeased portion of the Third Amended Note A2 (as amended, “FOURTH AMENDED NOTE A2”); (iii) the Third Amended Note A3 was amended by that certain Fourth Defeasance Amendment to Note A3 dated December 19, 2006 by and between Borrower and the Note A3 Lender, which evidences the undefeased portion of the Third Amended Note A3 (as amended, “FOURTH AMENDED NOTE A3”); (iv) the Third Amended Note A4 was amended by that certain Fourth Defeasance Amendment to Note A4 dated December 19, 2006 by and between Borrower and the Note A4 Lender, which evidences the undefeased portion of the Third Amended Note A4 (as amended, “FOURTH AMENDED NOTE A4”); (v) the Third Amended Note A5 was amended by that certain Fourth Defeasance Amendment to Note A5 dated December 19, 2006 by and between Borrower and the Note A5 Lender, which evidences the undefeased portion of the Third Amended Note A5 (as amended, “FOURTH AMENDED NOTE A5”); (vi) the Third Amended Note A6 was amended by that certain Fourth Defeasance Amendment to Note A6 dated December 19, 2006 by and between Borrower and the Note A6 Lender, which evidences the undefeased portion of the Third Amended Note A6 (as amended, “FOURTH AMENDED NOTE A6”); and (vii) the Third Amended Note B was amended by that certain Fourth Defeasance Amendment to Note B dated December 19, 2006 by and between Borrower and Lender, which evidences the undefeased portion of the Third Amended Note B (as amended, “FOURTH AMENDED NOTE B”) (Fourth Amended Note A1, Fourth Amended Note A2, Fourth Amended Note A3, Fourth Amended Note A4, Fourth Amended Note A5, Fourth Amended Note A6 and Fourth Amended Note B are hereinafter referred to collectively, as the “FOURTH

AMENDED NOTES”). Also in connection with the Fourth Partial Defeasance, Borrower executed certain Fourth Defeased Notes in favor of the respective holders thereof, as follows: (i) that certain Fourth Defeased Note Al dated December 19, 2006 from Borrower in the original amount of $291,437.04 (“FOURTH DEFEASED NOTE A1”); (ii) that certain Fourth Defeased Note A2 dated December 19, 2006 from Borrower in the original amount of $218,577.78 (“FOURTH DEFEASED NOTE A2”); (iii) that certain Fourth Defeased Note A3 dated December 19, 2006 from Borrower in the original amount of $247,721.49 (“FOURTH DEFEASED NOTE A3”); (iv) that certain Fourth Defeased Note A4 dated December 19, 2006 from Borrower in the original amount of$116,574.82 (“FOURTH DEFEASED NOTE A4”); (v) that certain Fourth Defeased Note A5 dated December 19, 2006 from Borrower in the original amount of $58,287.41 (“FOURTH DEFEASED NOTE A5”); (vi) that certain Fourth Defeased Note A6 dated December 19, 2006 from Borrower in the original amount of $58,287.41 (“FOURTH DEFEASED NOTE A6”); and (vii) that certain Fourth Defeased Note B dated December 19, 2006 from Borrower in the original amount of $291,490.87 (“FOURTH DEFEASED NOTE B”) (Fourth Defeased Note A1, Fourth Defeased Note A2, Fourth Defeased Note A3, Fourth Defeased Note A4, Fourth Defeased Note A5, Fourth Defeased Note A6 and Fourth Defeased Note B are collectively referred to as the “FOURTH DEFEASED NOTES”), which Fourth Defeased Notes are secured by various defeasance documents, including that certain Fourth Defeasance Pledge and Security Agreement dated December 19, 2006.
R.On February 8, 2007, Borrower caused the Lender to release its lien on certain real property commonly known as 601 W. Riverside Ave., Spokane, WA and 615 West Sprague Avenue, Spokane, WA, more particularly described in the Mortgage (the “FIFTH PARTIAL DEFEASANCE REAL PROPERTY”) in connection with a fifth partial defeasance of the Loan (the “FIFTH PARTIAL DEFEASANCE”). In connection with that Fifth Partial Defeasance, the Fourth Amended Notes were amended as follows: (i) the Fourth Amended Note Al was amended by that certain Fifth Defeasance Amendment to Note Al dated February 8, 2007 by and between Borrower and Lender, which evidences the undefeased portion of the Fourth Amended Note Al (as amended, “NOTE A1”); (ii) the Fourth Amended Note A2 was amended by that certain Fifth Defeasance Amendment to Note A2 dated February 8, 2007 by and between Borrower and the Note A2 Lender, which evidences the undefeased portion of the Fourth Amended Note A2 (as amended, “NOTE A2”); (iii) the Fourth Amended Note A3 was amended by that certain Fifth Defeasance Amendment to Note A3 dated February 8, 2007 by and between Borrower and the Note A3 Lender, which evidences the undefeased portion of the Fourth Amended Note A3 (as amended, “NOTE A3”); (iv) the Fourth Amended Note A4 was amended by that certain Fifth Defeasance Amendment to Note A4 dated February 8, 2007 by and between Borrower and the Note A4 Lender, which evidences the undefeased portion of the Fourth Amended Note A4 (as amended, “NOTE A4”); (v) the Fourth Amended Note A5 was amended by that certain Fifth Defeasance Amendment to Note A5 dated February 8,2007 by and between Borrower and the Note A5 Lender, which evidences the undefeased portion of the Fourth Amended Note A5 (as amended, “NOTE A5”); (vi) the Fourth Amended Note A6 was amended by that certain Fifth Defeasance Amendment to Note A6 dated February 8,2007 by and between Borrower and the Note A6 Lender, which evidences the undefeased portion of the Fourth Amended Note A6 (as amended, “NOTE A6”); and (vii) the Fourth Amended Note B was amended by that certain Fifth Defeasance Amendment to Note B dated February 8, 2007 by and between Borrower and Lender, which evidences the undefeased portion of the Fourth Amended Note B (as amended, “NOTE B”) (Note A1, Note A2, Note A3, Note A4, Note A5, Note A6 and Note B are

hereinafter referred to collectively, as the “NOTES”) (the Fourth Amended Loan Documents, as amended, collectively, with the Notes are hereinafter referred to as the “LOAN DOCUMENTS”). Also in connection with the Fifth Partial Defeasance, Borrower executed certain Fifth Defeased Notes in favor of the respective holders thereof, as follows: (i) that certain Fifth Defeased Note Al dated February 8, 2007 from Borrower in the original amount of $6,795,941.66 (“FIFTH DEFEASED NOTE A1”); (ii) that certain Fifth Defeased Note A2 dated February 8, 2007 from Borrower in the original amount of $5,096,956.24 (“FIFTH DEFEASED NOTE A2”); (iii) that certain Fifth Defeased Note A3 dated February 8,2007 from Borrower in the original amount of $5,776,550.40 (“FIFTH DEFEASED NOTE A3”); (iv) that certain Fifth Defeased Note A4 dated February 8, 2007 from Borrower in the original amount of $2,718,376.65 (“FIFTH DEFEASED NOTE A4”); (v) that certain Fifth Defeased Note A5 dated February 8, 2007 from Borrower in the original amount of $1,359,188.33 (“FIFTH DEFEASED NOTE A5”); (vi) that certain Fifth Defeased Note A6 dated February 8, 2007 from Borrower in the original amount of $1,359,188.33 (“FIFTH DEFEASED NOTE A6”); and (vii) that certain Fifth Defeased Note B dated February 8, 2007 from Borrower in the original amount of $6,797,358.72 (“FIFTH DEFEASED NOTE B”) (Fifth Defeased Note A1, Fifth Defeased Note A2, Fifth Defeased Note A3, Fifth Defeased Note A4, Fifth Defeased Note A5, Fifth Defeased Note A6 and Fifth Defeased Note B are collectively referred to as the “FIFTH DEFEASED NOTES”), which Fifth Defeased Notes are secured by various defeasance documents, including that certain Fifth Defeasance Pledge and Security Agreement dated February 8, 2007.
S.Pursuant to the Loan Documents, Borrower has directed Lender to release the lien of the Mortgage on the Sixth Partial Defeasance Real Property upon Borrower's sixth partial defeasance of the Loan (the “SIXTH PARTIAL DEFEASANCE”).
T.Borrower, Cash Management Bank, Manager, Guarantors and Lender desire to amend the terms of the Loan Documents (as defined in the Loan Agreement) to reflect the Sixth Partial Defeasance.
U.Borrower, Guarantors, Manager, Cash Management Bank and Lender intend that these Recitals be a material part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, ten dollars ($10.00) paid in hand by Lender to Borrower, Manager, Cash Management Bank and each Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Manager, Cash Management Bank, Guarantors and Lender hereby agree as follows:
Section 1.Document References. All references in any Loan Document to the “Note” shall be deemed to be a reference to the Notes, as amended by the Sixth Defeasance Amendments to Notes.
Section 2.Monthly Amount, Principal Amount. All references to (i) “Monthly Amount” in any of the Loan Documents shall mean the sum of the “Monthly Amount” payable under each of the promissory notes constituting the Notes, as amended by the Sixth Defeasance Amendments to Notes; and (b) “Principal Amount” in any of the Loan Documents shall mean the sum of the “Principal Amount” outstanding under each of the promissory notes constituting the Notes, as amended by the Sixth Defeasance Amendments to Notes.
Section 3.Fee Parcels. The Sixth Partial Defeasance Real Property has been released from the lien of the Mortgage, which lien shall remain in full force and effect with respect to the remaining Property.
Section 4.Representations and Warranties. Borrower, Manager, Cash Management Bank and each Guarantor represent and warrant that each of its representations and warranties contained in any of the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date).
Section 5.Full Force and Effect. Except as amended by this Agreement, each of the Loan Documents shall continue to remain in full force and effect. Notwithstanding anything to the contrary, this Agreement shall not amend the Notes, as amended by the Sixth Defeasance Amendments to Notes, and the Notes, as amended by the Sixth Defeasance Amendments to Notes, shall continue to remain unmodified and in full force and effect.
Section 6.Ratification. Each Guarantor hereby reaffirms each of its obligations under that certain (i) Guaranty of Recourse Obligations and (ii) Environmental Indemnity, each dated as of June 30, 2003, as amended, and confirms that such obligations shall apply and relate in all respects to the Loan and the Loan Documents as amended by this Agreement and the Notes, as amended by the Sixth Defeasance Amendments to Notes.
Section 7.Headings. Each of the captions contained in this Agreement are for the convenience of reference only and shall not define or limit the provisions hereof.
Section 8.Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to choice of law rules.
Section 9.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
Section 10.Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

FIRST STATES INVESTORS 5000A, LLC
a Delaware limited liability company

By: /s/ Glenn Blumenthal
Name: Glenn Blumenthal
Title: Vice President

AMERICAN FINANCIAL REALTY TRUST,
a Maryland real estate investment trust

By: /s/ Glenn Blumenthal
Name: Glenn Blumenthal
Title: Executive Vice President

FIRST STATES GROUP, L.P.,
a Delaware limited partnership

By: First States Group, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ Glenn Blumenthal
Name: Glenn Blumenthal
Title: Executive Vice President

FIRST STATES MANAGEMENT CORP, L.P.,
a Delaware limited partnership

By: First States Management, LLC, a Delaware
limited liability company, its General
Partner

By: /s/ Glenn Blumenthal
Name: Glenn Blumenthal
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as
trustee for GMAC Commercial Mortgage
Securities, Inc., Mortgage Pass-Through
Certificates, Series 2003-C3, in its capacity as the
Al Noteholder for the benefit of the holders of the
Notes in accordance with the terms of the
Intercreditor Agreements

By: Capmark Finance Inc., a California
corporation, its authorized agent

By: /s/ James J. Goodall
Name: James J. Goodall
Title: Vice President

ACCEPTED, ACKNOWLEDGED AND AGREED TO BY
PNC BANK, NATIONAL ASSOCIATION SOLELY WITH
RESPECT TO SECTION 1 AND 2 HEREOF AND AS THIS
AGREEMENT MODIFIES THE TERMS OF THAT
CERTAIN ACCOUNT AND CONTROL AGREEMENT,
DATED AS OF JUNE 30, 2003, BY BORROWER, LENDER
AND PNC BANK, NATIONAL ASSOCIATION:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Regina M. Kelly
Name: Regina M. Kelly
Title: Assistant Vice President

ACKNOWLEDGMENTS

First States Investors 5000A, LLC

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF MONTGOMERY ) ss.
)
On the 21st day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My Commission expires: August 5, 2009

First States Group, L.P.,

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF MONTGOMERY ) ss.
)
On the 21st day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My Commission expires: August 5, 2009

American Financial Realty Trust

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF MONTGOMERY ) ss.
)
On the 21st day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My Commission expires: August 5, 2009

American Financial Realty Trust

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF MONTGOMERY ) ss.
)
On the 21st day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My Commission expires: August 5, 2009

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF MONTGOMERY ) ss.
)
On the 26th day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared James J. Goodall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria C. Manzo
Notary Public

[Notary Seal]	My Commission expires: October 19, 2009

COMMONWEALTH OF PENNSYLVANIA )

COUNTY OF ) ss.
)
On the _______day of March the year 2007 before me, the undersigned, a notary public in and for said state, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public